                       THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 13, 1996 (this "Amendment") by and among CELADON GROUP, INC., a Delaware corporation ("CG"), CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking") (collectively with CG, referred to as the "Companies" and individually, each a "Company"), the Banks set forth on the signature pages of the Credit Agreement referred to below (collectively, the "Banks" and individually, each a "Bank"), NBD BANK, a Michigan banking corporation, formerly known as NBD Bank, N.A., as co-agent for the Banks ("Co-Agent A") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as co-agent for the Banks ("Co-Agent B" and together with Co-Agent A, referred to as the "Co-Agents").

                                    RECITALS

        A. CG, Trucking, the Banks and the Co-Agents are parties to a Credit Agreement dated as of June 1, 1994, as amended by a First Amendment to Credit Agreement dated as of October 31, 1994, a Second Amendment to Credit Agreement dated as of October 31, 1995 and letter agreements dated January 31, 1996, February 15, 1996 and June 29, 1996 (as amended, the "Credit Agreement").

        B. The Companies have defaulted under the Credit Agreement.

        C. The Companies have requested that the Co-Agents and the Banks waive such defaults, and the Co-Agents and the Banks are willing to do so strictly in accordance with the terms hereof, and provided the Credit Agreement is amended as set forth herein, and the Companies have agreed to such amendments.

                                    AGREEMENT

        Based upon these recitals, the parties agree as follows:

        1. Upon satisfaction of the conditions set forth in paragraph 4 hereof, the Credit Agreement shall hereby be amended as of the effective date hereof as follows:

        (a) The definition of "Applicable Margin" shall be amended as follows:

        (i) Line 4 in the table shall be deleted and line 4 below shall be substituted in place thereof and new lines 5 and 6 shall be added to the table to read as follows:



                               Revolving Credit                 Letter of     Commitment
                                  Loans           Term Loans    Credit Fees     Fees
                               ----------------   ----------    -----------    ---------
  4. If the  Leverage
     Ratio is greater
     than or equal to
     2.25 to 1.0 and
     less than 2.75 to
     1.0 AND the Fixed
     Charge Ratio is
     less than or equal
     to 1.35 to 1.0 and
     greater than 1.20
     to 1.00                             1-3/8%       1-5/8%         1-3/8%        1/2%

  5. If the Leverage
     Ratio is greater
     than or equal to
     2.75 to 1.0 and
     less than 3.0 to
     1.0 AND the  Fixed
     Charge Coverage
     Ratio is less than
     or equal to 1.20 to
     1.0 and greater than
     1.10 to 1.0                         1-5/8%       1-7/8%         1-5/8%        1/2%

 6. If the Leverage
    Ratio is greater
    than or equal to
    3.0 to 1.0 AND
    the Fixed Charge
    Coverage Ratio is
    less than or equal
    to 1.10 to 1.0                       2%           2-1/4%         2%            1/2%

          (ii) The last paragraph of such definition shall be amended by deleting the reference in the fourth sentence to "clause 3" and inserting "clause 6" in place thereof and the following language shall be added at the bottom of the last paragraph:
          Notwithstanding the foregoing, the Companies, the Banks and the Agent agree that the Applicable Margin shall be as set forth in line

          6 of the table above until the Banks receive the financial statements for the fiscal quarter ending
          September 30, 1996, at which time the Applicable Margin shall be determined as set forth above.

        (b) The definition of "Borrowing Base" shall be amended by adding the following at the end thereof: "plus, (e) during such time as the Banks shall have a first mortgage lien on the Property pursuant to the Mortgage, an amount equal to 50% of the depreciated cost basis of the Property, which depreciated cost basis shall not exceed $6,500,000".

        (c) The definition of "Eligible Equipment" shall be amended by adding the following language at the end of clause (e) therein: "provided" however, equipment which is leased to Greenbriar Rental Services, Inc. on terms which the Banks have consented to in writing in each case and which leases have been assigned to Co-Agent A, for the benefit of the Banks, shall not be excluded from "Eligible Equipment" pursuant to this clause (e)."

        (d) The definition of "Fixed Charge Ratio" shall be amended by adding the following language at the end of clause (A)(ii): "and all rents paid or required to be paid by such person in connection with any sale/leaseback transaction of the Property."

        (e) The definition of "Fixed Charges" shall be amended by adding the following language at the end of clause (e): "and all rents paid or required to be paid by such person in connection with any sale/leaseback transaction of the Property."

        (f) New definitions of "Mortgage" and "Property" shall be added in appropriate alphabetical order to read as follows:

               "Mortgage" shall mean the mortgage, security agreement and assignnent of rents entered into by Celadon Real Estate Corp. granting a mortgage lien on the Property to the Agent and the Banks to secure the Advances under this Agreement, in form and substance satisfactory to the Bank.

               "Property"  shall  mean  the  headquarters  of the
          Companies   located   at   9503   East   33rd   Street,
          Indianapolis, Indiana 46236.

        (g) The definition of "Security Documents" shall be amended by adding the following language immediately after the reference to "Security Agreement" contained therein: "the Mortgage".

        (h) The definition of "Termination Date" in Section 1.1 shall be amended by deleting the reference therein to "September 15, 1996" and inserting "April 1, 1997" in place thereof.

        (i) A new definition of "Third Amendment Effective Date" shall be added to read as follows:

          "Third  Amendment  Effective Date" shall mean September
          13, 1996.

        (j) Section 5.1(d)(iv) shall be amended by adding the following language immediately after the reference to "hereto" in line 2: "and a profit and loss statement for Trucking prepared as of the end of such month".

        (k) Section 5.1(f) shall be amended by adding a new paragraph at the end thereof:

               Celadon Real Estate Corp. executed and delivered the Mortgage to Co-Agent A and the Banks on the Third Amendment Effective Date. In the event the Companies and Celadon Real Estate Corp. complete the sale/leaseback transaction currently contemplated for the Property, Co-Agent A shall execute and deliver to the Companies a release of the Mortgage and the Banks hereby authorize Co-Agent A to execute such release on their behalf. In the event such sale/leaseback is not completed on or before 90 days after the Third Amendment Effective Date, the Companies also agree to deliver, within 15 days thereafter, a survey, a title insurance policy, environmental investigation and any and all other documents or instruments reasonably requested by the Banks in connection therewith, in each case satisfactory to the Banks.

        (l) Sections 5.2(a), (b), (c) and (d) shall be deleted in their entirety and the following shall be inserted in place thereof:

               (a) Tangible Net Worth. Permit or suffer the Consolidated Tangible Net Worth of the Companies and their Subsidiaries to be less than (i) at any time during the period from and including September 30, 1996 to and including December 30, 1996, $35,250,000, (ii) at any time during the period from and including December 31, 1996 to and including March 30, 1997, $36,250,000, (iii) at any time during the period from and including March 31, 1997 to and including June 29, 1997, $36,750,000, (iv) at any time during the period from and including June 30, 1997 to and including September 29, 1997, $38,000,000, (v) at any time during the period from and including September 30, 1997 to and including December 30, 1997, $39,250,000, (vi) at any time during the period from and including December 31, 1997 to and including March 30, 1998, $40,500,000, (vii) at any time during the period from and including March 31, 1998 to and including June 29, 1998, $41,500,000, and
          (viii) at any time thereafter, an amount equal to the sum of (A) $43,000,000 p lus (B) an amount equal to 75% of the Consolidated Cumulative Net Income (without reduction for net loss) of the Companies and their Subsidiaries, to be added as of the end of each fiscal quarter of the Company commencing with the fiscal quarter ending September 30, 1998 plus (C) an amount equal to 80% of the proceeds received in connection with the offering of any securities of any Company.

               (b) Leverage Ratio. Permit or suffer the Leverage Ratio as of the end of any fiscal quarter of the Companies to be greater than: (i) as of the fiscal quarter ending in September, 1996, 3.85 to 1.0, (ii) as of the fiscal quarter ending in December, 1996, 3.45 to 1.0, (iii) as of the fiscal q quarter ending in March, 1997, 3.30 to 1.0, (iv) as of the fiscal quarter ending in June, 1997, 3.15 to 1.0, (v) as of the fiscal quarter ending in September, 1997, 3.0 to 1.0, (vi) as of the fiscal quarter ending in December, 1997, 2.75 to 1.0, (vii) as of the fiscal quarter ending in March, 1998, 2.5 to 1.0 and (viii) as of the fiscal quarter ending in June, 1998 and as of the end of each fiscal quarter thereafter, 2.25 to 1.0.

               (c) Fixed Charge Ratio. Permit or suffer the Fixed Charge Ratio to be less than: (i) 0.85 to 1.0 as of and for the fiscal quarter ending in September, 1996, (ii)
          1.0 to 1.0 as of and for the fiscal quarter ending in December, 1996 and for the immediately preceding fiscal quarter, (iii) 1.05 to 1.0 as of and for the fiscal quarter ending in March, 1997 and for the preceding two fiscal quarters, (iv) 1.10 to 1.0 as of and for the fiscal quarter ending in June, 1997 and for the preceding three fiscal quarters, and (v) 1.20 to 1.0 thereafter, as of the end of each fiscal quarter of the Companies for the preceding twelve-month period.

               (d) Interest Coverage Ratio. Permit or suffer the Interest Coverage Ratio to be less than (i) 1.0 to 1.0 as of and for the fiscal quarter ending in September, 1996, (ii) 1.50 to 1.0 as of and for the fiscal quarter ending in December, 1996 and for the immediately preceding fiscal quarter, (iii) 1.50 to 1.0 as of and for the fiscal quarter ending in March, 1997 and for the preceding two fiscal quarters, (iv) 1.75 to 1.0 as of and for the fiscal quarter ending in June, 1997 and for the preceding three fiscal quarters, (v) 2.25 to

          1.0 as of and for the fiscal quarter ending in September, 1997 and for the preceding three fiscal quarters, and (vi) 2.5 to 1.0 thereafter, as of the end of each fiscal quarter of the Companies for the preceding twelve-month period.

        (m) Section 5.2 shall be amended by adding a new Section 5.2(m) at the end thereof to read as follows:

               (m) EBIT. Permit or suffer the EBIT of Trucking for each fiscal month to be less than $0 as of the end of each fiscal month of Trucking.

        (n) Schedules 4.4, 4.5, 4.13, 5.2(e),  5.2(f) and 5.2(k) attached to the
Credit Agreement shall be replaced with the forms of such respective Schedules attached hereto.

        2. From and after the effective date of this Amendment, references to the "Credit Agreement" in the Credit Agreement, the Revolving Credit Notes, the Term Notes, the Security Documents and all other documents executed pursuant to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby.

        3. Each Company represents and warrants to the Co-Agents and the Banks that:

        (a) (i) The execution, delivery and performance of this Amendment by the Company and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto and (iii) this Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

        (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

        (c) Other than the Existing Defaults, as defined in and to be waived pursuant to paragraph 5, no Event of Default (as defined in Article VI of the Credit Agreement) and no Default shall have occurred and be continuing or will exist under the Credit Agreement as of the effective date hereof

        4. This Amendment shall not become effective until:

        (a) The favorable written opinion of counsel for the Companies in form and substance satisfactory to the Co-Agents;

        (b) Celadon Real Estate Corp. shall have executed and delivered the Mortgage to Co-Agent A;

        (c) Trucking shall have assigned its interest as lessor in the lease agreements with Greenbriar Rental Services, Inc. pursuant to an assignment agreement in form and substance satisfactory to the Banks;

        (d) The Company shall have delivered to the Banks a copy of the contract between the Company and Chrysler Corporation regarding the Mexican business, executed by all parties thereto;

        (e) The Banks shall have completed their comprehensive field audit of the Companies and the results of such audit shall be satisfactory to the Banks;

        (f) The Companies shall have delivered to Co-Agent A such other documents and instruments as the Co-Agents and the Banks may request; and

        (g) The Company shall have paid an amendment fee to the Banks for their pro rata benefit in the amount of $87,500 and all expenses of counsel described in paragraph 6 hereof.

        5. The Companies acknowledge that Events of Default have occurred because: (a) the Companies have breached the covenants contained in Sections 5.2(a), (b), (c) and (d) of the Credit Agreement for the fiscal quarter ending June 30, 1996; (b) the Companies have breached the Credit Agreement by including in the Borrowing Base equipment which does not qualify as "Eligible Equipment" because either Co-Agent A is not listed as lienholder on the title for such equipment and, therefore, Co-Agent A does not hold a perfected security interest in such equipment or the equipment is subject to a lease; (c) the Companies have breached the covenant contained in Section 5.2(j) of the Credit Agreement because Group repurchased approximately $130,000 of its capital stock during the continuance of a Default and (d) the Companies have breached the covenant contained in Section 5.2(e)(viii) because the Companies incurred additional Indebtedness after the occurrence and during the continuance of an Event of Default (the "Existing Defaults"). The Companies acknowledge that the Co-Agents and the Banks have the ability to accelerate all indebtedness and exercise all of their rights and remedies under the Credit Agreement. In consideration of the execution of this Amendment and subject to the satisfaction of all conditions required by Paragraph 4 hereof, the Co-Agents and the Banks agree to waive the Existing Defaults, provided that: (a) such waiver shall waive only the Existing Defaults and does not waive any other Event of Default, including without limitation any future Event of Default caused by any violation of Sections 5.2(a), (b), (c),
(d), (e) or j) or any miscalculation of the Borrowing Base and (b) the Companies covenant and agree that they shall complete title applications for all certificated vehicles/equipment for which NBD Bank, as Co-Agent A, is not listed as lienholder and all such applications shall be submitted to the Illinois Secretary of State within l5 days after the Third Amendment Effective Date, copies of which shall promptly be submitted to the Banks to demonstrate compliance with this covenant. This waiver shall not be deemed to be a waiver, or a consent to any modification or amendment, of any other term or condition of the Credit Agreement or any term or condition of any agreement, instrument or document referred to therein or executed pursuant thereto, or to prejudice any present or future right or rights which the Co-Agents or any of the Banks now has or may have thereunder.

        6. Each Company agrees to pay and save Co-Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to Co-Agent A, and Bingham, Dana & Gould, counsel for Co-Agent B, in connection with the preparation and review of this Amendment and any related documents and review of documents related to any sale/leaseback transaction involving the Property.


        7. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly contemplated hereby, the Credit Agreement, and all related notes, guaranties, certificates, instruments and other documents, are hereby ratified and confirmed and shall remain in full force and effect, and each Company acknowledges that it has no defense, offset or counterclaim thereunder.

        8. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

        9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     CELADON GROUP, INC.

                                     By: Don S. Snyder
                                        ----------------------------------------

                                        Its: Chief Financial Officer
                                            ------------------------------------



                                     CELADON TRUCKING SERVICES, INC.


                                     By: Don S. Snyder
                                        ----------------------------------------

                                        Its: Chief Financial Officer
                                            ------------------------------------



                                     NBD BANK, formerly known as NBD Bank, N.A., individually and as Co-Agent A


                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                     individually and as Co-Agent B

                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     CELADON GROUP, INC.

                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------




                                     CELADON TRUCKING SERVICES, INC.


                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------


                                     NBD BANK, formerly known as NBD Bank, N.A., individually and as Co-Agent A


                                     By:      Michael C. Malony
                                         ---------------------------------------

                                        Its:  Vice President
                                             -----------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                     individually and as Co-Agent B

                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                     CELADON GROUP, INC.

                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------



                                     CELADON TRUCKING SERVICES, INC.


                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------



                                     NBD BANK, formerly known as NBD Bank, N.A., individually and as Co-Agent A


                                     By:
                                        ----------------------------------------

                                        Its:
                                            ------------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                     individually and as Co-Agent B

                                     By:   Michael J. Blake
                                         ---------------------------------------

                                        Its: Director
                                            ------------------------------------